[GRAPHIC]
                                             Semiannual Report February 28, 2002

Oppenheimer
U.S. Government Trust


                                                      [LOGO] OppenheimerFunds(R)

REPORT HIGHLIGHTS

Fund Objective
Oppenheimer U.S. Government Trust seeks high current income consistent with preservation of capital.

CONTENTS

 1  Letter to Shareholders

 3  An Interview with Your Fund's Management Team

 8  Financial Statements

32  Officers and Trustees

Cumulative Total Returns*
           For the 6-Month Period
           Ended 2/28/02
           Without     With
           Sales Chg.  Sales Chg.
---------------------------------
Class A     3.62%          -1.30%
---------------------------------
Class B     3.13           -1.87
---------------------------------
Class C     3.25            2.25
---------------------------------
Class N     3.63            2.63
---------------------------------
Class Y     3.60
---------------------------------

Average Annual Total Returns*
           For the 1-Year Period
           Ended 2/28/02
           Without     With
           Sales Chg.  Sales Chg.
---------------------------------
Class A     7.41%           2.31%
---------------------------------
Class B     6.49            1.49
---------------------------------
Class C     6.61            5.61
---------------------------------
Class N     7.26            6.26
---------------------------------
Class Y     7.56
---------------------------------

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

*See Notes on page 6 for further details.

LETTER TO SHAREHOLDERS

Dear Shareholder,

[PHOTO]
John V. Murphy
President
Oppenheimer
U.S. Government Trust

2001 marked a year of unprecedented volatility, uncertainty and change. At OppenheimerFunds, we understand that these are challenging times. To look ahead, we must learn to reflect on the unimaginable year that has just passed.

     For the first time in a decade, the United States economy slipped into a recession. Sharply reduced corporate capital spending and weakened consumer confidence contributed to an economic slowdown. A key factor to remember is that the recession is a natural part of the economic cycle and is following one of the longest periods of growth in U.S. history. In many ways, we are on the road to recovery. Apart from the monetary and fiscal stimuli the government and the Federal Reserve Bank have provided, the market has refocused on the importance of company fundamentals across all industries.

     The tragedy of September 11 brought great uncertainty to our lives. Yet "America is successful because of the hard work and creativity and enterprise of our people," declared President George W Bush. "These were the strengths of our economy before September 11, and they are our strengths today." While the volatility of the economy is beyond anyone's control, there are steps you can take during these challenging times to help protect your investments. Most importantly, work closely with your financial advisor. Your advisor can help maintain balance in your portfolio, while ensuring your investments have a long-term purpose and address your goals. A strategy that manages risk and the potential for rewards across many sectors of the market is one of the best ways to diversify your portfolio. You should also maintain an appropriate level of awareness about your funds.

     Fund communications, including this report, can help you better understand the objectives, strategies and performance of your fund. To supplement these communications, we encourage you to use our website, www.oppenheimerfunds.com, for timely fund information.

                     1 | OPPENHEIMER U.S. GOVERNMENT TRUST

LETTER TO SHAREHOLDERS

     This year will be full of new challenges. At OppenheimerFunds we pledge to provide you with the seasoned expertise and management experience that should help pave the way for a brighter future. Our vision is clear and focused, we are well positioned for the future and we hold a commitment to you, our shareholders, that we shall keep your long-term interests always in mind.

     In the face of adversity, we stood strong and proud. And despite the challenges we faced, we came together as never before with a greater sense of strength and resolve.

     I thank you for your continued support and confidence. We hope that you can see the strength and spirit that has led and continues to lead us towards a bright future. And we look forward to sharing with you the strength, expertise and resolve that make OppenheimerFunds an integral part of The Right Way to Invest.

Sincerely,

/s/ John V Murphy

John V Murphy
March 21, 2002

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.

                     2 | OPPENHEIMER U.S. GOVERNMENT TRUST

AN INTERVIEW WITH YOUR FUND'S MANAGEMENT TEAM

Q. How did Oppenheimer U.S. Government Trust perform over the six-month period that ended February 28, 2002?

A. We are very pleased to report that the Fund's performance for the first six months of its fiscal year was quite favorable, particularly given the overall volatility of the markets during the period. This contrasted sharply against the poor performance of other financial instruments, such as high yield corporate bonds and stocks. Moreover, our returns were attractive on both an absolute and relative basis versus the Fund's peers.

What factors most significantly contributed to performance?

We believe our strategy for the Fund, which includes investing in mortgage-related securities, was a key contributor to our strong performance this period. While some of our competitors invest strictly in Treasury securities, for example, our ability to add mortgages to the portfolio's mix offered us an advantage in terms of both yield and total return.

     Additionally, we are confident that our active management of the Fund's portfolio amidst fluctuating conditions in the bond markets was again a major factor in the Fund's positive performance. For example, at the beginning of the reporting period, we chose to underweight mortgages and overweight Treasuries. We made this decision largely because of the Federal Reserve Board's (the Fed) ongoing easing bias and its aggressive reduction of short-term interest rates--an environment wherein prepayments of mortgages generally surge. As a result, we adjusted our positions to establish a more conservative mix of securities and most important, to avoid an anticipated increase in mortgage prepayments.

     Then, after the tragic events of September 11, there was an overall flight to quality that caused the Treasury yield curve to steepen. As a result, Treasury securities--particularly the intermediate-term Treasuries we favored at that time--enjoyed price appreciation. At the same time, virtually all spread product, or non-Treasury securities, suffered depreciation as investors fled these securities for the relative safety of the Treasury market.

                     3 | OPPENHEIMER U.S. GOVERNMENT TRUST

AN INTERVIEW WITH YOUR FUND'S MANAGEMENT TEAM

Average Annual
Total Returns with
Sales Charge

For the Periods Ended 3/31/02 /1/
Class A
1-Year       5-Year      10-Year
------       ------      -------
0.39%        5.62%       6.08
Class B                  Since
1-Year       5-Year      Inception
------       ------      ---------
-0.47%       5.51%       5.82
Class C                  Since
1-Year       5-Year      Inception
------       ------      ---------
3.62%        5.83%       5.31
Class N                  Since
1-Year       5-Year      Inception
------       ------      ---------
4.28%        N/A         4.15
Class Y                  Since
1-Year       5-Year      Inception
------       ------      ---------
5.54%        N/A         5.50

Standardized Yields/2/
For the 30 Days Ended 2/28/02
-----------------------------
Class A                 5.89%
-------                 -----
Class B                 5.43
-------                 ----
Class C                 5.43
-------                 ----
Class N                 5.94
-------                 ----
Class Y                 6.37

Since bond prices and their yields move in opposite directions, the yields offered on many spread products rose substantially.

     We took this opportunity to increase our exposure to mortgages while their prices were at historic lows and their yields were favorable relative to Treasuries. Not long after we made these shifts in the portfolio's composition, mortgage-related securities in general enjoyed a rally as investor sentiment changed, and many began to seek a more favorable yield than the yield Treasuries were offering.

What is your outlook for the coming months?

Given how historically low short-term interest rates are currently, we do not believe the Fed will maintain its easing bias much longer and certainly, it is unlikely it will make any further rate cuts. Therefore, we anticipate higher interest rates by the end of 2002, largely due to coming off a period of extremely aggressive easing of interest rates by the Fed--perhaps the most aggressive in history.

     In addition, current concerns over corporate balance sheets and the overall scrutiny of the stock market could cause a "bear flattener" of the Treasury yield curve. This means that due to a flight to quality, particularly an increase in demand of short- and intermediate-term Treasury securities, the yield curve could flatten out.

     For the economy at large, although we have seen signs of improvement in housing, retail sales and unemployment, we believe it is still premature to assume we are clear of difficulties and that the recession is over. While we are convinced that we are definitely on the road to recovery, there is enough evidence both currently and historically to justify a guarded optimism, which basically describes our view right now.

1. See Notes on page 6 for further details.

2. Standardized yield is based on net investment income for the 30-day period ended February 28, 2002, and maximum offering price as of February 28, 2002. Falling share prices will tend to artificially raise yields.

                     4 | OPPENHEIMER U.S. GOVERNMENT TRUST

                                    [CHART]

                              Credit Allocation/3/

                             Agency          61.9%
                             Treasury        22.6
                             AAA              6.6
                             AA               1.5
                             A                2.2
                             BBB              3.9
                             Other            1.3

How are you positioning the Fund in light of your outlook?

While we plan to maintain our overweight position in mortgage-backed securities, we may begin to trim it somewhat until concerns over corporate credit and financial health abate. Likewise, as the Treasury yield curve begins to flatten--as we expect it will--we will consider adding more longer term Treasuries versus the five-year Treasury that we've favored for the past six months.

     As always, we intend to adhere to our strategy of actively managing the portfolio's unique mix of Treasuries and spread product, where we will continue to focus predominantly on mortgage-related securities. Our goal remains steadfast: to provide investors with the opportunity to enjoy a relatively favorable yield plus total return over time. We believe that this approach--the continued pursuit of investment excellence--is an important element of what makes Oppenheimer U.S. Government Trust part of The Right Way to Invest.

Top Five Holdings by Issuer/4/
-------------------------------------------------------
Federal National Mortgage Assn.                   45.5%
-------------------------------------------------------
U.S. Treasury                                     23.2
-------------------------------------------------------
Federal Home Loan Mortgage Corp.                  13.3
-------------------------------------------------------
Government National Mortgage Assn.                 2.1
-------------------------------------------------------
Repurchase Agreement                               1.3
-------------------------------------------------------

3. Portfolio data is subject to change. Percentages are as of February 28, 2002, and are dollar-weighted based on total market value of investments. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization (currently 0.81% of total investments) but which the ratings given above have been assigned by the Manager for internal purposes as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category.The Fund may invest in securities of any maturity, including those issued by private issuers and federally chartered mortgage companies whose interest and principal repayments are not guaranteed by the U.S. Government. U.S.Treasury securities are not rated but are deemed to have the highest rating equivalency.

4. Portfolio is subject to change. Percentages are as of February 28, 2002, and are based on total market value of investments.

                     5 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES

In reviewing performance, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund's total returns shown do not reflect the deductions of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares of the Fund were first publicly offered on 8/16/85. Class A returns include the current maximum initial sales charge of 4.75%.

Class B shares of the Fund were first publicly offered on 7/21/95. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Class B shares are subject to an annual 0.75% asset-based sales charge. Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion.

Class C shares of the Fund were first publicly offered on 12/1/93. Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. For this reason, the cumulative total return information shown in this report is not annualized. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% (since inception) if redeemed within the first 18 months. Class N shares are subject to an annual 0.25% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 5/18/98. Class Y shares are offered only to certain institutional investors under special agreements with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

                     6 | OPPENHEIMER U.S. GOVERNMENT TRUST

                                                                      Financials

                     7 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF INVESTMENTS February 28, 2002 / Unaudited

                                                                                         Principal     Market Value
                                                                                           Amount       See Note 1
----------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities--5.1%
Ameriquest Mortgage Securities, Inc., Floating Rate Home Equity Mtg.
Obligations, Series 2001-3, Cl. M1, 2.83%, 3/25/14 /1,2/                                  $4,000,000      $ 4,000,000
----------------------------------------------------------------------------------------------------------------------
Amortizing Residential Collateral Trust, Mtg. Pass-Through Certificates,
Trust 2000-BC1, Cl. B, 4.01%, 1/25/30 /2/                                                  2,000,000        2,002,500
----------------------------------------------------------------------------------------------------------------------
AQ Finance NIM Trust, Home Equity Collateralized Mtg. Obligations,
Series 2001-3A, 8.835%, 2/25/32 /1/                                                        4,395,387        4,395,388
----------------------------------------------------------------------------------------------------------------------
Block Mortgage Finance, Inc., Asset-Backed Certificates, Series 1999-1,
Cl. A2, 6%, 4/27/20                                                                        2,029,078        2,055,710
----------------------------------------------------------------------------------------------------------------------
Centex Home Equity, Home Equity Collateralized Mtg. Obligations,
Series 2002-A, Cl. MF2, 6.54%, 1/25/32                                                     5,000,000        4,979,687
----------------------------------------------------------------------------------------------------------------------
Conseco Finance Securitizations Corp., Home Equity Loan Pass-Through
Certificates, Series 2000-4, Cl. M1, 8.73%, 5/1/32                                         5,000,000        5,392,150
----------------------------------------------------------------------------------------------------------------------
Embarcadero Aircraft Securitization Trust, Airplane Collateral Obligations,
Series 2000-A, Cl. B, 2.948%, 8/15/25 /1,2/                                                4,550,157        3,185,110
----------------------------------------------------------------------------------------------------------------------
Lehman ABS Manufactured Housing Contract, Commercial Mtg.
Pass-Through Certificates, Series 2001-B, Cl. A4, 5.27%, 9/15/18                           6,600,000        6,517,500
----------------------------------------------------------------------------------------------------------------------
MSF Funding LLC, Collateralized Mtg. Obligations, Series 2000-1,
Cl. A, 4.35%, 7/25/07 /1,2/                                                                3,064,344        3,033,701
----------------------------------------------------------------------------------------------------------------------
NC Finance Trust, Collateralized Mtg. Obligations, Series 2002-I, Cl. ECFD,
9.25%, 3/20/32                                                                             5,000,000        4,965,625
----------------------------------------------------------------------------------------------------------------------
Option One Mortgage Securities Corp. NIM Trust, Home Equity
Mtg. Obligations:
Series 1999-2, Cl. CTFS, 9.66%, 6/26/29 /1/                                                5,906,009        5,830,339
Series 1999-4, Cl. CTFS, 9.67%, 12/26/29                                                     510,235          498,676
----------------------------------------------------------------------------------------------------------------------
Providian Master Trust, Sub. Collateralized Mtg. Obligations, Series 2000-2,
Cl. C, 7.98%, 4/15/09 /1/                                                                  3,000,000        3,183,750
----------------------------------------------------------------------------------------------------------------------
Residential Funding Mortgage Securities II, Inc., Home Equity Loan
Pass-Through Certificates, Series 2002-HS1, Cl. M2, 6.46%, 1/25/27                         3,000,000        3,015,000
----------------------------------------------------------------------------------------------------------------------
Seneca Funding I Ltd., Commercial Bond Obligations, Cl. A, 4.843%,
5/31/29 /2/                                                                                2,500,000        1,829,450
                                                                                                          ------------
Total Asset-Backed Securities (Cost $ 55,852,762)                                                          54,884,586

======================================================================================================================
Mortgage-Backed Obligations--104.0%
----------------------------------------------------------------------------------------------------------------------
Government Agency--87.8%
----------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/Sponsored--84.6%
Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg.
Pass-Through Certificates:
7.50%, 9/1/12--2/1/32                                                                      9,695,007       10,201,286
9.50%, 12/1/02--11/1/03                                                                       38,312           40,280
11.50%, 6/1/20                                                                               182,741          211,251
12.50%, 7/1/19                                                                               517,150          597,764
13%, 8/1/15                                                                                  487,887          566,183
14%, 1/1/11                                                                                  138,039          163,443
Series 151, Cl. F 9%, 5/15/21                                                                700,175          742,620
----------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only Stripped
Mtg.-Backed Security:
Series 164, Cl. A, 4.063%, 3/1/24/3/                                                       7,651,941        1,903,420

                    8  | OPPENHEIMER U.S. GOVERNMENT TRUST

                                                                                          Principal     Market Value
                                                                                            Amount       See Note 1
----------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/Sponsored Continued
Series 192, Cl. IO, 8.513%, 2/1/28 /3/                                                   $ 9,592,430      $ 2,074,363
Series 197, Cl. IO, 8.397%, 4/1/28 /3/                                                       350,480           87,100
Series 199, Cl. IO, 5.785%, 8/1/28 /3/                                                    29,244,872        6,973,074
Series 203, Cl. IO, 4.75%, 6/15/29 /3/                                                    28,835,087        7,037,564
Series 206, Cl. IO, (5.927)%, 12/15/29 /3/                                                19,089,954        3,275,120
Series 208, Cl. IO, (4.224)%, 6/1/30 /3/                                                   6,808,380        1,197,849
Series 212, Cl. IO, 10.581%, 5/1/31 /3/                                                   11,720,898        3,141,750
Series 214, Cl. IO, 7.199%, 6/1/31 /3/                                                    22,654,047        5,872,354
Series 2367, Cl. MI, 14.058%, 1/15/22 /3/                                                  9,000,000        1,195,312
Series 2403, Cl. QI, 13.886%, 1/15/22 /3/                                                 12,352,615        1,760,248
----------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment
Conduit Multiclass Certificates:
Series 2228, Cl. PQ, 7.50%, 8/15/25                                                       10,000,000       10,212,500
Series 2298, Cl. PC, 6.50%, 10/15/26                                                       5,000,000        5,182,800
Series 2312, Cl. PH, 6.50%, 12/15/27                                                      10,399,000       10,639,425
Series 2315, Cl. CM, 6.50%, 1/15/25                                                        7,672,000        7,916,507
Series 2355, Cl. TB, 6.50%, 7/15/26                                                       12,500,000       12,972,625
Series 2358, Cl. PA, 6%, 6/15/11                                                          12,500,000       12,894,500
Series 2359, Cl. PA, 6%, 8/15/10                                                          11,800,000       12,223,974
Series 2368, Cl. PN, 6.50%, 7/15/28                                                       12,500,000       12,886,625
Series 2368, Cl. PR, 6.50%, 10/15/31                                                      10,000,000       10,109,300
Series 2392, Cl. PV, 6%, 12/15/20                                                          9,952,000        9,802,720
Series 2410, Cl. MG, 6.50%, 2/15/32                                                        7,500,000        7,406,250
Series 2410, Cl. PB, 6.50%, 2/15/26                                                        6,500,000        6,711,250
Series 2413, Cl. MD, 6.50%, 10/15/25                                                       9,970,000       10,286,236
Series 2420, Cl. BC, 6.50%, 7/15/26                                                       10,000,000       10,316,110
Series 2423, Cl. PD, 6.50%, 3/15/32 /4/                                                   10,000,000       10,140,625
----------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.-Government
National Mortgage Assn., Gtd. Multiclass Mtg. Participation
Certificates, Series 28, Cl. PG, 6.875%, 2/25/23                                           5,712,000        5,906,551
----------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn. Grantor Trust, Commercial
Mtg. Obligations, Trust 2001-T6, Cl. B, 6.088%, 5/25/11                                   10,000,000       10,270,630
----------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
6%, 3/25/31 /4/                                                                          247,000,000      245,532,820
6.50%, 3/1/13 /4/                                                                         80,000,000       82,450,400
6.50%, 3/1/31 /4,5/                                                                      255,000,000      258,745,950
6.50%, 11/1/28--5/1/31                                                                    36,422,669       37,030,288
7%, 8/1/29--4/1/30                                                                        10,159,384       10,475,039
8%, 12/1/22                                                                                  624,716          668,366
11%, 7/1/16                                                                                  327,668          370,482
11.50%, 11/1/15--11/17/20                                                                  1,274,338        1,443,517
13%, 11/1/12                                                                                  16,032           18,496
----------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Collateralized Mtg. Obligations,
Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
Trust 1992-34, Cl. G, 8%, 3/25/22                                                          1,514,475        1,611,023
Trust 1993-202, Cl. PH, 6.50%, 2/25/22                                                     2,601,615        2,694,285
Trust 1994-27, Cl. PH, 6.50%, 9/25/22                                                      4,000,000        4,186,240
----------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Collateralized Mtg. Obligations:
Trust 2001-38, Cl. CD, 6.50%, 5/25/29                                                     10,000,000       10,043,750
Trust 2001-44, Cl. ML, 6.50%, 6/25/29                                                      5,000,000        5,000,000
Trust 2001-50, Cl. LD, 6.50%, 5/25/30                                                     10,000,000       10,109,300


                     9 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF INVESTMENTS Unaudited / Continued

                                                                                          Principal      Market Value
                                                                                            Amount        See Note 1
----------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/Sponsored Continued
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit
Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Trust 294, Cl. 2, (13.25)%, 2/1/28 /3/                                                   $   908,118      $   187,867
Trust 299, Cl. 2, 5.413%, 5/1/28 /3/                                                      19,716,852        4,328,465
Trust 311, Cl. 2, 8.814%, 6/1/30 /3/                                                       2,571,791          658,620
Trust 313, Cl. 2, 8.628%, 6/25/31 /3,4/                                                   29,914,899        7,618,951
Trust 1993-138, Cl. JE, 4.355%, 8/25/23 /3/                                                7,057,142        3,603,553
Trust 1999-27, Cl. PO, 9.295%, 6/25/29 /6/                                                 4,983,011        3,802,661
Trust 2001-T4, Cl. IO, 10.858%, 7/25/28 /1,3/                                             35,272,764          826,705
----------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates, Principal Only, Trust 2000-23,
Cl. PK, 2.437%, 6/25/29 /6/                                                                4,501,804        3,286,317
                                                                                                         -------------
                                                                                                          907,612,704

----------------------------------------------------------------------------------------------------------------------
GNMA/Guaranteed--3.2%
Government National Mortgage Assn.:
6.38%, 4/20/17 /2/                                                                           129,616          132,878
6.50%, 11/15/23--12/15/23                                                                    969,451          996,588
7%, 1/15/28--1/20/30                                                                      12,416,181       12,862,872
7.25%, 12/15/05                                                                                7,342            7,670
7.50%, 10/15/06--11/15/26                                                                  9,753,422       10,320,981
8%, 4/15/02--8/15/28                                                                       4,719,997        5,018,951
8.25%, 4/15/08                                                                                41,681           44,937
8.50%, 1/15/06                                                                                 1,936            2,066
9%, 9/15/08--5/15/09                                                                         113,711          124,110
9.50%, 7/15/18--1/15/20                                                                      305,399          339,688
10%, 6/15/16--8/15/19                                                                        559,851          632,808
10.50%, 2/15/13--5/15/21                                                                   1,605,530        1,835,366
11%, 10/20/19--7/20/20                                                                     1,103,675        1,271,965
11.50%, 2/15/13--4/15/13                                                                      48,401           55,827
12%, 12/15/12--3/15/14                                                                         8,396            9,762
12.50%, 1/15/14--6/15/19                                                                     223,005          257,822
13%, 4/15/11--12/15/14                                                                        51,499           59,799
13.50%, 4/15/11--1/15/13                                                                      62,395           75,188
14%, 6/15/11                                                                                  13,718           16,465
                                                                                                           -----------
                                                                                                           34,065,743

----------------------------------------------------------------------------------------------------------------------
Private--16.2%
----------------------------------------------------------------------------------------------------------------------
Commercial--11.3%
Asset Securitization Corp., Commercial Mtg. Pass-Through Certificates:
Series 1996-MD6, Cl. A2, 7.04%, 11/13/29 /2/                                               3,000,000        3,129,844
Series 1997-MD7, Cl. A1B, 7.41%, 1/13/30                                                   5,000,000        5,298,437
----------------------------------------------------------------------------------------------------------------------
Capital Lease Funding Securitization LP, Interest-Only Corporate-Backed
Pass-Through Certificates, Series 1997-CTL1, 9.279%, 6/22/24 /1,3/                        59,406,177        1,816,994
----------------------------------------------------------------------------------------------------------------------
Columbia Center Trust, Commercial Mtg. Pass-Through Certificates,
Series 2000-CCT, Cl. E, 3.348%, 12/15/04 /1,2/                                             1,000,000          996,250
----------------------------------------------------------------------------------------------------------------------
Commercial Mortgage Acceptance Corp., Interest-Only Stripped Mtg.-Backed
Security, Series 1996-C1, Cl. X-2, 36.56%, 12/25/201, /3/                                  8,951,449            5,595
----------------------------------------------------------------------------------------------------------------------
CRIIMI MAE Commercial Mortgage Trust I, Collateralized Mtg. Obligations,
Series 1998-C1, Cl. C, 7%, 6/2/33 /7/                                                      5,000,000        4,360,541

                    10 | OPPENHEIMER U.S. GOVERNMENT TRUST

                                                                                               Principal        Market Value
                                                                                                 Amount           See Note 1
------------------------------------------------------------------------------------------------------------------------------
Commercial Continued
CS First Boston Mortgage Securities Corp., Commercial Mtg.
Pass-Through Certificates:
Series 1995-WF1, Cl. E, 8.245%, 12/21/27/1/                                                   $ 12,510,000       $ 12,776,463
Series 2001-SPGA, Cl. B, 6.662%, 8/13/18/1/                                                     10,767,000         10,744,583
------------------------------------------------------------------------------------------------------------------------------
CS First Boston Mortgage Securities Corp., Interest-Only Stripped
Mtg.-Backed Security, Series 1998-C1, Cl. AX, 8.408%, 4/11/30/3/                                23,904,596          1,247,533
------------------------------------------------------------------------------------------------------------------------------
FDIC Trust, Gtd. Real Estate Mtg. Investment Conduit Pass-Through
Certificates, Series 1994-C1, Cl. 2G, 8.70%, 9/25/25/1/                                          3,000,000          2,992,500
------------------------------------------------------------------------------------------------------------------------------
First Union-Lehman Brothers Commercial Mortgage Trust, Interest-Only
Stripped Mtg.-Backed Security, Series 1998-C2, 9.859%, 5/18/28/3/                               28,457,177            858,162
------------------------------------------------------------------------------------------------------------------------------
GMAC Commercial Mortgage Securities, Inc., Interest-Only Stripped
Mtg.-Backed Security Pass-Through Certificates, Series 1997-C1,
Cl. X, 8.633%, 7/15/27/3/                                                                       20,191,591          1,340,848
------------------------------------------------------------------------------------------------------------------------------
J.P Morgan Commercial Mortgage Finance Corp., Commercial Mtg.
Pass-Through Certificates, Series 2000-C9, Cl. A2, 7.77%, 10/15/32                              10,000,000         11,118,750
------------------------------------------------------------------------------------------------------------------------------
LB-UBS Securities Commercial Mortgage Trust, Interest-Only Stripped
Mtg.-Backed Security, Series 2000-C3, Cl. X, 8.992%, 3/15/20/3/                                151,306,163          3,711,729
------------------------------------------------------------------------------------------------------------------------------
Lehman Structured Securities Corp., Collateralized Mtg. Obligations,
Series 2002-GE1, Cl. A, 6%, 7/26/24/1/                                                          10,000,000          9,640,625
------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through
Certificates, Series 1995-GAL1, Cl. C, 7.95%, 8/15/27/7/                                         5,014,988          5,445,294
------------------------------------------------------------------------------------------------------------------------------
Nomura Asset Securities Corp., Commercial Mtg. Obligations,
Series 1996-MD5, Cl. A3, 7.906%, 4/13/39/2/                                                      6,000,000          6,433,488
------------------------------------------------------------------------------------------------------------------------------
PNC Mortgage Acceptance Corp., Commercial Mtg. Obligations,
Series 2001-C1, Cl. A2, 6.36%, 3/12/34                                                          10,000,000         10,346,875
------------------------------------------------------------------------------------------------------------------------------
Prudential Mortgage Capital Co. II LLC, Commercial Mtg.
Pass-Through Certificates:
Series PRU-HTG 2000-C1, Cl. A2, 7.306%, 10/6/15                                                 10,000,000         10,768,750
Series PRU-HTG 2000-C1, Cl. F, 7.853%, 10/6/15                                                   8,495,659          8,808,936
------------------------------------------------------------------------------------------------------------------------------
Strategic Hotel Capital, Inc., Commercial Mtg. Obligations,
Series 2001-SCH1, Cl. E, 4.048%, 4/17/06/1,2/                                                    1,995,826          1,879,819
------------------------------------------------------------------------------------------------------------------------------
Structured Asset Securities Corp., Collateralized Mtg. Obligations,
Mtg. Pass-Through Certificates, Series 1999-C3, Cl. G, 3.30%, 3/20/02/2/                         7,759,287          7,752,013
                                                                                                                 -------------
                                                                                                                  121,474,029

------------------------------------------------------------------------------------------------------------------------------
Multi-Family--0.5%
ABN AMRO Mortgage Corp., Multiclass Mtg. Pass-Through Certificates,
Series 2001-8, Cl. 2A1, 6.50%, 1/25/32                                                           4,821,813          4,912,223
------------------------------------------------------------------------------------------------------------------------------
Residential--4.4%
ARC Net Interest Margin Trust, Collateralized Mtg. Obligations,
Series 2001-6A, Cl. A, 7.25%, 10/27/31/1/                                                        2,223,484          2,197,775
------------------------------------------------------------------------------------------------------------------------------
Citicorp Mortgage Securities, Inc., Collateralized Mtg. Obligations:
Series 2001-6, Cl. A2, 6.50%, 5/25/29                                                            3,092,707          3,129,418
Series 2001-13, Cl. 1A5, 6.50%, 8/25/31                                                          5,338,000          5,421,380
Series 2002-2, Cl. IIA3, 6%, 2/25/32                                                            10,000,000         10,012,500
------------------------------------------------------------------------------------------------------------------------------
Countrywide Funding Corp., Mtg. Pass-Through Certificates,
Series 1993-12, Cl. B1, 6.625%, 2/25/24/8/                                                       2,379,562          2,343,107

                    11 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF INVESTMENTS Unaudited / Continued

                                                                                         Principal       Market Value
                                                                                          Amount          See Note 1
---------------------------------------------------------------------------------------------------------------------
Residential Continued

GE Capital Mortgage Services, Inc., Gtd. Real Estate Mtg. Investment
Conduit Multiclass Pass-Through Certificates, Series 1998-24,
Cl. A1, 6.25%, 1/25/29                                                                 $ 2,474,804        $ 2,509,600
---------------------------------------------------------------------------------------------------------------------
Imperial CMB Trust, Collateralized Mtg. Obligations, Trust 1998-1,
Cl. B, 7.25%, 11/25/29                                                                   1,769,740          1,811,772
---------------------------------------------------------------------------------------------------------------------
Norwest Asset Securities Corp., Collateralized Mtg. Obligations, Mtg.
Pass-Through Certificates, Series 1999-20, Cl. A13, 6.75%, 8/25/29                       5,000,000          5,050,000
---------------------------------------------------------------------------------------------------------------------
Residential Funding Mortgage Securities I, Inc., Mtg. Pass-Through
Certificates, Series 1993-S10, Cl. A9, 8.50%, 2/25/23/1,8/                                  29,919             29,882
---------------------------------------------------------------------------------------------------------------------
Salomon Smith Barney RV Trust, Recreational Vehicles Mtg. Obligations,
Series 2001-1, Cl. B, 6.64%, 4/15/18/1/                                                  2,500,000          2,500,000
---------------------------------------------------------------------------------------------------------------------
Structured Asset Securities Corp., Collateralized Mtg. Obligations, Mtg.
Pass-Through Certificates, Series 2001-2, Cl. 1A1, 6.50%, 3/25/31                        3,906,271          3,986,819
---------------------------------------------------------------------------------------------------------------------
Structured Asset Securities Corp. NIM Trust, Collateralized Mtg.
Obligations, Series 2001-1, Cl. A, 7.50%, 7/25/30/1/                                     1,801,715          1,792,707
---------------------------------------------------------------------------------------------------------------------
Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security,
Series 1995-2B, Cl. 2IO, (6.429)%, 6/15/25/1,3/                                         54,592,510          1,192,369
---------------------------------------------------------------------------------------------------------------------
Washington Mutual Finance Corp., Collateralized Mtg. Obligations,
Series 2000-1, Cl. M3, 5.543%, 1/25/40/1/                                                  5,200,000          5,171,562
                                                                                                       --------------
                                                                                                           47,148,891
                                                                                                       --------------
Total Mortgage-Backed Obligations (Cost $ 1,106,289,166)                                                1,115,213,590

=====================================================================================================================
U.S. Government Obligations--36.2%

U.S. Treasury Bonds:
6.25%, 5/15/30                                                                          42,400,000         46,562,196
6.625%, 2/15/27                                                                         11,800,000         13,364,432
8.75%, 5/15/17--8/15/20                                                                 61,850,000         82,558,076
11.25%, 2/15/15                                                                          1,450,000          2,249,086
STRIPS, 5.90%, 11/15/21/9/                                                              14,200,000          4,515,131
STRIPS, 6.88%, 5/15/09/9/                                                                6,800,000          4,780,713
---------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
5%, 8/15/11                                                                             99,600,000        100,276,981
5.50%, 5/15/09                                                                          29,700,000         31,122,363
5.75%, 11/15/05--8/15/10                                                                51,100,000         54,285,354
5.875%, 11/15/04/8/                                                                     16,700,000         17,741,145
6.75%, 5/15/05                                                                          28,000,000         30,571,408
                                                                                                       --------------
Total U.S. Government Obligations (Cost $ 384,491,408)                                                    388,026,885
=====================================================================================================================
Corporate Bonds and Notes--6.2%
Federal Home Loan Mortgage Corp., Unsec. Nts., 3.875%, 2/15/05                          16,200,000         16,214,532
---------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 7.25%, 1/15/10                                         39,000,000         43,976,478
---------------------------------------------------------------------------------------------------------------------
Resolution Funding Corp. Federal Book Entry Principal Strips,
6.28%, 1/15/21/9/                                                                       18,500,000          5,787,466
                                                                                                       --------------
Total Corporate Bonds and Notes (Cost $ 65,455,340)                                                        65,978,476

                    12 | OPPENHEIMER U.S. GOVERNMENT TRUST

                                                                                                         Market Value
                                                                  Date        Strike      Contracts        See Note 1
---------------------------------------------------------------------------------------------------------------------
Options Purchased--0.1%
U.S. Long Bond Futures, 6/19/02 Call10                         3/22/02       105.000%         1,500      $    421,875
---------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts., 5%, 8/15/11 Call 1,10                       3/6/02        99.375         47,000           565,469
---------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts. Futures, 10 yr , 6/19/02 Put10              3/22/02       104.000            778           145,875
                                                                                                         ------------
Total Options Purchased (Cost $ 1,495,796)                                                                  1,133,219

                                                                                          Principal
                                                                                           Amount
=====================================================================================================================
Repurchase Agreements--1.9%
Repurchase agreement with Banc One Capital Markets, Inc., 1.85%, dated
2/28/02, to be repurchased at $20,538,055 on 3/1/02, collateralized by
U.S. Treasury Bonds, 13.75%, 8/15/04, with a value of $20,964,772
(Cost $20,537,000)                                                                      $20,537,000        20,537,000
---------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $ 1,634,121,472)                                            153.5%    1,645,773,756
---------------------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                                         (53.5)     (573,490,699)
                                                                                        -----------------------------
Net Assets                                                                                    100.0%   $1,072,283,057
                                                                                        =============================

Footnotes to Statement of Investments

1. Identifies issues considered to be illiquid--See Note 7 of Notes to Financial Statements.
2. Represents the current interest rate for a variable or increasing rate security.
3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans.These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline.The principal amount of the underlying pool represents the notional amount on which current interest is calculated.The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $61,915,545 or 5.77% of the Fund's net assets as of February 28, 2002.
4. When-issued security to be delivered and settled after February 28, 2002.
5. A sufficient amount of liquid assets has been designated to cover outstanding written call options, as follows:


                   Principal (000s)         Expiration           Exercise          Premium        Market Value
                   Subject to Call                Date              Price         Received          See Note 1
--------------------------------------------------------------------------------------------------------------
Federal National
Mortgage Assn.,
6.50%, 3/1/29              $90,000              3/6/02           1.00078%         $534,375          $1,153,125

6. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans.The value of these securities generally increases as interest rates decline and prepayment rates rise.The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.
7. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended.These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $9,805,835 or 0.91% of the Fund's net assets as of February 28, 2002.
8. Securities with an aggregate market value of $5,276,696 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.
9. Zero coupon bond reflects the effective yield on the date of purchase.
10. Non-income-producing security.

See accompanying Notes to Financial Statements.

                    13 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF ASSETS AND LIABILITIES Unaudited

February 28, 2002
---------------------------------------------------------------------------------------------------------------------
Assets

Investments, at value (cost $1,634,121,472)--see accompanying statement                               $ 1,645,773,756
---------------------------------------------------------------------------------------------------------------------
Cash                                                                                                       11,159,904
---------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold (including $357,744,981 sold on a when-issued basis)                                     376,812,415
Interest and principal paydowns                                                                             7,845,351
Shares of beneficial interest sold                                                                          4,179,229
Daily variation on futures contracts                                                                          373,964
Other                                                                                                           9,210
---------------------------------------------------------------------------------------------------------------------
Total assets                                                                                            2,046,153,829

=====================================================================================================================
Liabilities

Options written, at value (premiums received $534,375)--
see accompanying statement                                                                                  1,153,125
---------------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $923,338,755 purchased on a when-issued basis)                           968,711,171
Shares of beneficial interest redeemed                                                                      2,449,458
Dividends                                                                                                     809,564
Distribution and service plan fees                                                                            410,713
Trustees' compensation                                                                                        154,114
Shareholder reports                                                                                            98,565
Transfer and shareholder servicing agent fees                                                                  20,186
Other                                                                                                          63,876
                                                                                                      ---------------
Total liabilities                                                                                         973,870,772

=====================================================================================================================
Net Assets                                                                                            $ 1,072,283,057
                                                                                                      ===============

=====================================================================================================================
Composition of Net Assets
Paid-in capital                                                                                       $ 1,090,758,928
---------------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                           765,513
---------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                                                  (30,328,090)
---------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                                 11,086,706
                                                                                                      ---------------
Net Assets                                                                                            $ 1,072,283,057
                                                                                                      ===============

                    14 | OPPENHEIMER U.S. GOVERNMENT TRUST

-----------------------------------------------------------------------------------------------------------
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$668,847,211 and 69,772,039 shares of beneficial interest outstanding)                                $9.59
Maximum offering price per share (net asset value plus sales charge
of 4.75% of offering price)                                                                          $10.07
-----------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $256,008,623
and 26,740,083 shares of beneficial interest outstanding)                                             $9.57
-----------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $137,223,317
and 14,337,308 shares of beneficial interest outstanding)                                             $9.57
-----------------------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $8,331,817
and 869,196 shares of beneficial interest outstanding)                                                $9.59
-----------------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on
net assets of $1,872,089 and 195,329 shares of beneficial interest outstanding)                       $9.58
-----------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

                    15 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF OPERATIONS Unaudited

For the Six Months Ended February 28, 2002
===================================================================================================================
Investment Income

Interest                                                                                               $ 34,488,919

===================================================================================================================
Expenses

Management fees                                                                                           2,842,478
-------------------------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                                                     754,888
Class B                                                                                                   1,188,575
Class C                                                                                                     649,241
Class N                                                                                                       5,563
-------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                                                     544,639
Class B                                                                                                     204,302
Class C                                                                                                     111,640
Class N                                                                                                       2,172
Class Y                                                                                                       2,892
-------------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                         277,746
-------------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                                  55,380
-------------------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                                       19,719
-------------------------------------------------------------------------------------------------------------------
Other                                                                                                        37,205
                                                                                                        -----------
Total expenses                                                                                            6,696,440
Less reduction to custodian expenses                                                                        (26,686)
Less voluntary waiver of transfer and shareholder servicing agent fees - Class Y                                (76)
                                                                                                        -----------
Net expenses                                                                                              6,669,678

===================================================================================================================
Net Investment Income                                                                                    27,819,241

===================================================================================================================
Realized and Unrealized Gain (Loss)

Net realized gain (loss) on:
Investments                                                                                              14,998,923
Closing of futures contracts                                                                             (4,495,961)
Closing and expiration of option contracts written                                                           58,524
                                                                                                        -----------
Net realized gain                                                                                        10,561,486

-------------------------------------------------------------------------------------------------------------------
Net change in unrealized depreciation on investments                                                    (4,724,659)
                                                                                                        -----------
Net realized and unrealized gain                                                                          5,836,827

===================================================================================================================
Net Increase in Net Assets Resulting from Operations                                                   $ 33,656,068
                                                                                                       ============


See accompanying Notes to Financial Statements.

                    16 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           Six Months
                                                                                                Ended                 Year
                                                                                         February 28,                Ended
                                                                                                 2002           August 31,
                                                                                          (Unaudited)                 2001
--------------------------------------------------------------------------------------------------------------------------
Operations

Net investment income                                                                  $   27,819,241         $ 44,714,070
--------------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                          10,561,486           24,994,269
--------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                                       (4,724,659)           6,989,425
                                                                                       -----------------------------------
Net increase in net assets resulting from operations                                       33,656,068           76,697,764

==========================================================================================================================
Dividends and/or Distributions to Shareholders

Dividends from net investment income:
Class A                                                                                   (18,596,226)         (33,307,167)
Class B                                                                                    (5,892,928)          (8,346,863)
Class C                                                                                    (3,213,390)          (5,390,618)
Class N                                                                                       (68,332)              (2,515)
Class Y                                                                                       (48,366)             (28,013)

==========================================================================================================================
Beneficial Interest Transactions

Net increase in net assets resulting from
beneficial interest transactions:
Class A                                                                                    65,380,731           20,369,071
Class B                                                                                    50,305,381           58,281,840
Class C                                                                                    11,831,408           29,324,944
Class N                                                                                     7,776,668              508,383
Class Y                                                                                       340,275            1,168,806

==========================================================================================================================
Net Assets

Total increase                                                                            141,471,289          139,275,632
--------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                       930,811,768          791,536,136
                                                                                       -----------------------------------
End of period (including undistributed net investment
income of $765,513 and $765,514, respectively)                                         $1,072,283,057         $930,811,768
                                                                                       ===================================


See accompanying Notes to Financial Statements.

                    17 | OPPENHEIMER U.S. GOVERNMENT TRUST

FINANCIAL HIGHLIGHTS


                                              Six Months
                                                   Ended                                                                 Year
                                            February 28,                                                                Ended
                                                    2002                                                           August 31,
Class A                                      (Unaudited)           2001         2000          1999         1998          1997
-----------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data

Net asset value, beginning of period                $9.52         $9.19        $9.15         $9.74        $9.48         $9.23
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                 .27          .51/1/        .58           .56          .65           .71
Net realized and unrealized gain (loss)               .07          .36/1/        .04          (.59)         .26           .23
                                             --------------------------------------------------------------------------------
Total income (loss) from
investment operations                                 .34           .87          .62         (.03)          .91           .94
-----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:

Dividends from net investment income                 (.27)         (.54)        (.57)        (.55)         (.65)         (.69)
Tax return of capital distribution                     --            --         (.01)        (.01)           --            --
-----------------------------------------------------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                      (.27)         (.54)        (.58)         (.56)        (.65)         (.69)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $9.59         $9.52        $9.19         $9.15        $9.74         $9.48
                                                    =========================================================================

=============================================================================================================================
Total Return, at Net Asset Value/2/                  3.62%         9.75%        7.03%        (0.40)%       9.26%        10.45%

=============================================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in thousands)         $668,847      $599,659     $559,194      $579,064     $573,792      $468,809
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $638,158      $580,177     $542,931      $591,229     $516,173      $478,410
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/3/
Net investment income                                5.82%         5.46%/1/     6.37%         5.85%        6.17%         7.58%
Expenses                                             1.05%         0.91%        1.12%         1.06%        1.03%/4/      1.06%/4/
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                86%          215%         181%          199%          80%           43%

1. Without the adoption of the change in amortization method effective for fiscal years beginning after December 15, 2000, these amounts would have been:

Net investment income                   $ .53
Net realized and unrealized gain (loss)   .34
Net investment income ratio              5.66%

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                    18  | OPPENHEIMER U.S. GOVERNMENT TRUST


                                               Six Months                                                                  Year
                                                    Ended                                                                 Ended
                                        February 28, 2002                                                            August 31,
Class B                                       (Unaudited)          2001          2000          1999          1998          1997
-------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                $9.51         $9.18         $9.14         $9.73         $9.47         $9.22
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                 .24           .45/1/        .51           .48           .56           .64
Net realized and unrealized gain (loss)               .06           .35/1/        .04          (.59)          .27           .23
                                                  -----------------------------------------------------------------------------
Total income (loss) from
investment operations                                 .30           .80           .55          (.11)          .83           .87
-------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                 (.24)         (.47)         (.50)         (.47)         (.57)         (.62)
Tax return of capital distribution                     --            --          (.01)         (.01)           --            --
                                                  -----------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                      (.24)         (.47)         (.51)         (.48)         (.57)         (.62)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $9.57         $9.51         $9.18         $9.14         $9.73         $9.47
                                                  =============================================================================

===============================================================================================================================
Total Return, at Net Asset Value/2/                  3.13%         8.92%         6.22%        (1.15)%        8.45%         9.63%

===============================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)         $256,009      $204,576      $140,512      $174,622      $118,873       $52,301
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $239,970      $169,440      $151,770      $160,782      $ 76,030       $41,420
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/3/
Net investment income                                5.04%         4.67%/1/      5.60%         5.09%         5.33%         6.77%
Expenses                                             1.81%         1.67%         1.87%         1.81%         1.78%/4/      1.81%/4/
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                86%          215%          181%          199%           80%           43%

1. Without the adoption of the change in amortization method effective for fiscal years beginning after December 15, 2000, these amounts would have been:
Net investment income                   $ .47
Net realized and unrealized gain (loss)   .33
Net investment income ratio              4.87%
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distribution reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.


                    19 | OPPENHEIMER U.S. GOVERNMENT TRUST

FINANCIAL HIGHLIGHTS Continued


                                                   Six Months                                                            Year
                                                        Ended                                                           Ended
                                            February 28, 2002                                                       August 31,
Class C                                           (Unaudited)          2001        2000        1999        1998          1997
-----------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                   $ 9.50        $ 9.18      $ 9.14      $ 9.72      $ 9.47        $ 9.22
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .24          .45/1/       .51         .48         .56           .64
Net realized and unrealized gain (loss)                   .07          .34/1/       .04        (.58)        .26           .23
                                                       ----------------------------------------------------------------------
Total income (loss) from
investment operations                                     .31           .79         .55        (.10)        .82           .87
-----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income                     (.24)         (.47)       (.50)       (.47)       (.57)         (.62)
Tax return of capital distribution                         --            --        (.01)       (.01)         --            --
                                                       ----------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                          (.24)         (.47)       (.51)       (.48)       (.57)         (.62)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $ 9.57        $ 9.50      $ 9.18      $ 9.14      $ 9.72        $ 9.47
                                                       ======================================================================

=============================================================================================================================
Total Return, at Net Asset Value/2/                     3.25%         8.81%       6.21%       (1.05)%      8.34%         9.65%
=============================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)             $137,223      $124,542     $91,496     $67,691     $40,456       $21,625
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $130,995      $109,060     $77,875     $56,943     $27,135       $19,505
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/3/
Net investment income                                   5.05%        4.69%/1/     5.61%       5.11%       5.36%         6.81%
Expenses                                                1.81%         1.67%       1.88%       1.81%       1.78%/4/      1.80%/4/
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   86%          215%        181%        199%         80%           43%

1. Without the adoption of the change in amortization method effective for fiscal years beginning after December 15, 2000, these amounts would have been:
Net investment income                         $ .47
Net realized and unrealized gain (loss)         .32
Net investment income ratio                    4.89%
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                    20  | OPPENHEIMER U.S. GOVERNMENT TRUST


                                                                         Six Months         Period
                                                                              Ended          Ended
                                                                  February 28, 2002      August 31,
Class N                                                                 (Unaudited)           2001/1/
--------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                                        $ 9.52          $ 9.45
--------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                                          .25             .25/2/
Net realized and unrealized gain                                               .09             .07/2/
                                                                            ----------------------
Total income from
investment operations                                                          .34             .32
--------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                          (.27)           (.25)
Tax return of capital distribution                                              --              --
                                                                            ----------------------
Total dividends and/or distributions
to shareholders                                                               (.27)           (.25)
--------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $ 9.59          $ 9.52
                                                                            ======================
==================================================================================================
Total Return, at Net Asset Value/3/                                           3.63%           3.50%
==================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                                   $ 8,332           $ 513
--------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                          $ 2,407            $ 90
--------------------------------------------------------------------------------------------------
Ratios to average net assets:/4/
Net investment income                                                         5.75%           5.54%/2/
Expenses                                                                      1.29%           0.85%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                         86%            215%

1. For the period from March 1, 2001 (inception of offering) to August 31, 2001.
2. Without the adoption of the change in amortization method effective for fiscal years beginning after December 15, 2000, these amounts would have been:
Net investment income                 $ .26
Net realized and unrealized gain        .06
Net investment income ratio            5.74%
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

                    21 | OPPENHEIMER U.S. GOVERNMENT TRUST

FINANCIAL HIGHLIGHTS Continued

                                                       Six Months
                                                            Ended                                                Year
                                                February 28, 2002                                               Ended
Class Y                                                (Unaudited)      2001       2000        1999   August 31, 1998/1/
---------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                       $ 9.52     $ 9.19     $ 9.15      $ 9.74           $ 10.00
---------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                         .28        .56/2/     .62         .51               .18
Net realized and unrealized gain (loss)                       .06        .34/2/     .03        (.59)             (.26)
                                                           ----------------------------------------------------------
Total income (loss) from
investment operations                                         .34        .90        .65        (.08)             (.08)
---------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                         (.28)      (.57)      (.61)       (.50)             (.18)
Tax return of capital distribution                             --         --         --/3/     (.01)               --
                                                           ----------------------------------------------------------
Total dividends and/or distributions
to shareholders                                              (.28)      (.57)      (.61)       (.51)             (.18)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 9.58     $ 9.52     $ 9.19      $ 9.15            $ 9.74
                                                           ==========================================================
=====================================================================================================================
Total Return, at Net Asset Value/4/                          3.60%     10.10%      7.39%      (0.83)%            2.83%
=====================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                  $ 1,872    $ 1,522      $ 333         $ 1               $ 1
---------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                         $ 1,667      $ 464       $ 27         $ 1               $ 1
Ratios to average net assets:/5/
Net investment income                                        5.97%      5.83%/2/   6.51%       6.19%             1.77%
Expenses                                                     0.99%      0.61%      0.83%       0.69%             0.73%/6/
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        86%       215%       181%        199%               80%

1. For the period from May 18,1998 (inception of offering) to August 31,1998.
2. Without the adoption of the change in amortization method effective for fiscal years beginning after December 15, 2000, these amounts would have been:
Net investment income                         $ .57
Net realized and unrealized gain (loss)         .33
Net investment income ratio                   6.03%
3. Less than $0.005 per share.
4. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.Total returns are not annualized for periods of less than one full year.
5. Annualized for periods of less than one full year.
6. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.


                    22 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS Unaudited


--------------------------------------------------------------------------------
1. Significant Accounting Policies

Oppenheimer U.S. Government Trust (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek high current income consistent with preservation of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
(CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of February 28, 2002, the Fund had entered into net outstanding when-issued commitments of $565,593,774.

                    23 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued


--------------------------------------------------------------------------------
1. Significant Accounting Policies Continued

In connection with its ability to purchase securities on a when-issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The forward roll may not extend for a period of greater than one year. The Fund generally records the incremental difference between the forward purchase and sell of each forward roll as interest income.
     Risks to the Fund of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities to what was sold to the counterparty at redelivery; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.
--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
     As of February 28, 2002, the Fund had available for federal income tax purposes an estimated unused capital loss carryover of $22,007,658. This estimated capital loss carryover represents carryover as of the end of the last fiscal year, increased for losses deferred under tax accounting rules to the current fiscal year and increased or decreased by capital losses or gains realized in the first six months of the current fiscal year.
     As of August 31, 2001, the Fund had available for federal income tax purposes unused capital loss carryovers as follows:

                          Expiring
                          --------------------------
                          2007           $ 2,852,868
                          2008            29,716,276
                                         -----------
                          Total          $32,569,144
                                         ===========

                    24 | OPPENHEIMER U.S. GOVERNMENT TRUST

--------------------------------------------------------------------------------
Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended February 28, 2002, the Fund's projected benefit obligations were increased by $10,214 and payments of $10,396 were made to retired trustees, resulting in an accumulated liability of $148,017 as of February 28, 2002.
     The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
--------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                    25 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued


--------------------------------------------------------------------------------
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:


                                        Six Months Ended February 28, 2002          Year Ended August 31, 2001/1/
                                               Shares               Amount           Shares               Amount
----------------------------------------------------------------------------------------------------------------
Class A
Sold                                       19,317,104        $ 185,747,306       39,948,665        $ 373,555,261
Dividends and/or
distributions reinvested                    1,576,115           15,134,701        3,014,603           28,183,569
Redeemed                                  (14,111,333)        (135,501,276)     (40,803,949)        (381,369,759)
                                          ----------------------------------------------------------------------
Net increase                                6,781,886         $ 65,380,731        2,159,319         $ 20,369,071
                                          ======================================================================
----------------------------------------------------------------------------------------------------------------
Class B
Sold                                        9,829,461         $ 94,340,221       13,290,123        $ 124,270,442
Dividends and/or
distributions reinvested                      470,827            4,515,235          666,342            6,226,507
Redeemed                                   (5,076,653)         (48,550,075)      (7,744,497)         (72,215,109)
                                          ----------------------------------------------------------------------
Net increase                                5,223,635         $ 50,305,381        6,211,968         $ 58,281,840
                                          ======================================================================
----------------------------------------------------------------------------------------------------------------
Class C
Sold                                        4,751,003         $ 45,503,167        9,808,466         $ 91,673,634
Dividends and/or
distributions reinvested                      290,876            2,789,024          509,518            4,758,502
Redeemed                                   (3,807,559)         (36,460,783)      (7,183,749)         (67,107,192)
                                          ----------------------------------------------------------------------
Net increase                                1,234,320         $ 11,831,408        3,134,235         $ 29,324,944
                                          ======================================================================
----------------------------------------------------------------------------------------------------------------
Class N
Sold                                          819,017          $ 7,812,195           53,852            $ 507,822
Dividends and/or
distributions reinvested                        7,086               67,876              287                2,728
Redeemed                                      (10,814)            (103,403)            (232)              (2,167)
                                          ----------------------------------------------------------------------
Net increase                                  815,289          $ 7,776,668           53,907            $ 508,383
                                          ======================================================================
----------------------------------------------------------------------------------------------------------------
Class Y
Sold                                           75,207            $ 721,307          123,128          $ 1,164,118
Dividends and/or
distributions reinvested                        5,061               48,588            3,065               28,777
Redeemed                                      (44,824)            (429,620)          (2,578)             (24,089)
                                          ----------------------------------------------------------------------
Net increase                                   35,444            $ 340,275          123,615          $ 1,168,806
                                          ======================================================================

1. For the year ended August 31, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to August 31, 2001, for Class N shares.

                    26 | OPPENHEIMER U.S. GOVERNMENT TRUST

--------------------------------------------------------------------------------
3. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended February 28, 2002, were $1,387,639,753 and $1,202,117,866, respectively.

--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.65% of the first $200 million of average annual net assets of the Fund, 0.60% of the next $100 million, 0.57% of the next $100 million, 0.55% of the next $400 million and 0.50% of average annual net assets over $800 million. The Fund's management fee for the six months ended February 28, 2002, was an annualized rate of 0.57%.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS an agreed-upon per account fee. Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.
   OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.25% per annum of Class Y shares, effective January 1, 2001, and for all other classes, 0.35% per annum, effective October 1, 2001. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.


                     Aggregate            Class A        Concessions        Concessions       Concessions      Concessions
                     Front-End          Front-End         on Class A         on Class B        on Class C       on Class N
                 Sales Charges      Sales Charges             Shares             Shares            Shares           Shares
Six Months          on Class A        Retained by        Advanced by        Advanced by       Advanced by      Advanced by
Ended                   Shares        Distributor        Distributor/1/     Distributor/1/    Distributor/1/   Distributor/1/
--------------------------------------------------------------------------------------------------------------------------
Feb. 28, 2002         $994,824           $271,366           $196,391         $1,852,972          $244,416          $73,063


1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                               Class A                      Class B                    Class C                      Class N
                   Contingent Deferred          Contingent Deferred        Contingent Deferred          Contingent Deferred
Six Months               Sales Charges                Sales Charges              Sales Charges                Sales Charges
Ended          Retained by Distributor      Retained by Distributor    Retained by Distributor      Retained by Distributor
---------------------------------------------------------------------------------------------------------------------------
Feb. 28, 2002                   $7,475                     $317,925                    $20,940                          $52

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

                    27 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued


--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates Continued

Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to a specified percent of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed a specified percent of the average annual net assets consisting of Class A shares of the Fund. For the six months ended February 28, 2002, payments under the Class A plan totaled $754,888, all of which were paid by the Distributor to recipients, and included $41,875 paid to an affiliate of the Manager Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Class B, Class C and Class N Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The Distributor retains the asset-based sales charge on Class N shares. The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
     The Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the six months ended February 28, 2002, were as follows:

                                                                       Distributor's
                                                      Distributor's        Aggregate
                                                          Aggregate     Unreimbursed
                                                       Unreimbursed    Expenses as %
                  Total Payments   Amount Retained         Expenses    of Net Assets
                      Under Plan    by Distributor       Under Plan         of Class
-------------------------------------------------------------------------------------
Class B Plan          $1,188,575          $980,219       $9,399,634             3.67%
Class C Plan             649,241           142,963        1,332,913             0.97
Class N Plan               5,563             3,931           45,956             0.55

                    28 | OPPENHEIMER U.S. GOVERNMENT TRUST

--------------------------------------------------------------------------------
5. Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.
     The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
     Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts.
     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of February 28, 2002, the Fund had outstanding futures contracts as follows:

                                                                                      Unrealized
                               Expiration      Number of       Valuation as of      Appreciation
Contract Description                Dates      Contracts     February 28, 2002     (Depreciation)
-------------------------------------------------------------------------------------------------
Contracts to Sell
U.S. Long Bond                    6/19/02             52          $  5,351,125          $  7,125
U.S. Treasury Nts., 5 yr.         6/19/02            425            45,209,375           (39,844)
U.S. Treasury Nts., 10 yr.        6/19/02          1,314           139,181,344            85,891
                                                                                        ---------
                                                                                        $ 53,172
                                                                                        =========
-------------------------------------------------------------------------------------------------

6. Option Activity

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

                    29 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued


--------------------------------------------------------------------------------
6. Option Activity Continued

The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
  Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
  Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.
  The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the six months ended February 28, 2002 was as follows:

                                                 Call Options                         Put Options
                             -----------------------------------------------------------------------
                             Principal (000s)/                   Principal (000s)/
                                   Number of        Amount of          Number of        Amount of
                                   Contracts         Premiums          Contracts         Premiums
----------------------------------------------------------------------------------------------------
Options outstanding as of
August 31, 2001                           --       $       --                 --        $      --
Options written                      220,000        1,121,099              1,040          416,050
Options closed or expired           (130,000)        (586,724)            (1,040)        (416,050)
                             -----------------------------------------------------------------------
Options outstanding as of
February 28, 2002                     90,000       $  534,375                 --        $      --
                             =======================================================================

                    30 | OPPENHEIMER U.S. GOVERNMENT TRUST

--------------------------------------------------------------------------------
7. Illiquid Securities

As of February 28, 2002, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of February 28, 2002 was $78,757,586, which represents 7.34% of the Fund's net assets.
--------------------------------------------------------------------------------
8. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
  The Fund had no borrowings outstanding during the six months ended or at February 28, 2002.




                    31 | OPPENHEIMER U.S. GOVERNMENT TRUST

OPPENHEIMER U.S. GOVERNMENT TRUST

-----------------------------------------------------------------------------------------------------------------
Officers and Trustees               Leon Levy, Chairman of the Board of Trustees
                                    Donald W Spiro, Vice Chairman of the Board of Trustees
                                    John V. Murphy, Trustee and President
                                    Robert G. Galli, Trustee
                                    Phillip A. Griffiths, Trustee
                                    Benjamin Lipstein, Trustee
                                    Elizabeth B. Moynihan, Trustee
                                    Kenneth A. Randall, Trustee
                                    Edward V. Regan, Trustee
                                    Russell S. Reynolds, Jr., Trustee
                                    Clayton K. Yeutter, Trustee
                                    Robert G. Zack, Secretary
                                    Brian W. Wixted, Treasurer
                                    Scott T. Farrar, Assistant Treasurer
                                    Katherine P. Feld, Assistant Secretary
                                    Kathleen T. Ives, Assistant Secretary
                                    Denis R. Molleur, Assistant Secretary

-----------------------------------------------------------------------------------------------------------------
Investment Advisor                  OppenheimerFunds, Inc.

-----------------------------------------------------------------------------------------------------------------
Distributor                         OppenheimerFunds Distributor, Inc.

-----------------------------------------------------------------------------------------------------------------
Transfer and Shareholder            OppenheimerFunds Services
Servicing Agent

-----------------------------------------------------------------------------------------------------------------
Custodian of                        Citibank, N.A.
Portfolio Securities

-----------------------------------------------------------------------------------------------------------------
Independent Auditors                KPMG LLP

-----------------------------------------------------------------------------------------------------------------
Legal Counsel                       Mayer, Brown, Rowe and Maw

                                    The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

                                    Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
                                    498 Seventh Avenue, New York, New York 10018




         (C)Copyright 2002 OppenheimerFunds, Inc. All rights reserved.

                    32 | OPPENHEIMER U.S. GOVERNMENT TRUST

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RS0220.001.0202 April 29, 2002